May 20, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:	Atchison Casting Corporation
   	Form 8-K/A

Ladies and Gentlemen:

On behalf of Atchison Casting Corporation (the "Company"), enclosed please find for filing under the Securities Exchange Act of 1934 a Current Report on Form 8-K/A. Pursuant to a telephone conversation with Mr. Kurt Hohl of the SEC, the Company is filing, under Item 7(a), audited financial statements of The G & C Foundry Company as of March 10, 1996 and for the period from March 1, 1995 to March 10, 1996 in response to the requirements of Reg. 210-3.05(b) of Article 3 of Regulation S-X.

Sincerely,


Kevin T. McDermed
V.P. & Chief Financial Officer


                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K/A


                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     March 11, 1996


                      ATCHISON CASTING CORPORATION
           (Exact name of registrant as specified in its charter)



       Kansas		      		             0-22368	                 	  48-1156578
(State or other jurisdiction	     (Commission	                (IRS Employer
   of incorporation)			           File Number)            	Identification No.)



        400 South Fourth Street, Atchison, Kansas		    66002
        (Address of principal executive offices)		  (Zip Code)



     Registrants telephone number, including area code  (913) 367-2121



                                    NONE
       (Former name or former address, if changed since last report)


Item 2		Acquisition or Disposition of Assets

On March 11, 1996, the registrant purchased all of the outstanding capital stock, consisting of 3,882 shares of Common Stock, of The G&C Foundry Company, an Ohio corporation ("G&C"), from the stockholders of G&C for $9,620,257 and the assumption of $2,000,000 of change of control benefits that become payable in three equal annual payments commencing on June 15, 1996. In addition, G&C had $524,348 of other outstanding indebtedness at closing.
G&C, located in Sandusky, Ohio, is a foundry that produces gray and ductile iron castings, principally used in hydraulic applications, which the registrant intends to continue. The purchase price was determined pursuant to arm's length negotiations between the parties.

The funds used for this acquisition were secured by bank loans extended by Harris Trust and Savings Bank, as Agent, under the Credit Agreement dated July 29, 1994, as amended by the First Amendment thereto dated as of March 8, 1996, among the registrant and the Banks party thereto.


Item 7.		Financial Statements and Exhibits

       		(a)	Financial Statements of Businesses Acquired.

          			(1)	Audited Financial Statements of The G&C Foundry Company as
                 of March 10, 1996 and for the period from March 1, 1995 to
                 March 10, 1996 (attached as Appendix A hereto).

       		(b)	Pro Forma Financial Information

          			(1)	Pro Forma Combined Financial Information consisting of a pro forma combined balance sheet as of December 31, 1995 and pro forma combined statements of income for the six-month period ended December 31, 1995 and the year ended June 30, 1995
                 (attached as Appendix B hereto).

       		(c)	Exhibits

            	(2)	Stock Purchase Agreement dated as of February 28, 1996 by and among the stockholders of G&C, the Stockholders'
                 Representative and the registrant (incorporated by reference to Exhibit 2 of the Company's Current Report on Form 8-K
                 dated March 25, 1996).

            	(4.1)	First Amendment dated as of March 8, 1996 to the Credit
                   Agreement dated July 29, 1994, among the registrant, the Banks party thereto and Harris Trust and Savings Bank, as Agent (incorporated by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K dated March 25, 1996).

            	(4.2)	First Amendment dated as of March 8, 1996 to the Note
                   Purchase Agreement dated July 29, 1994, between the registrant and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K dated March 25,
                   1996).



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         						            Atchison Casting Corporation
							                                           	(Registrant)




                                        	/s/ Kevin T. McDermed
May 20, 1996				                        	Kevin T. McDermed, Vice President,
						                                  	Chief Financial Officer, Treasurer
                                  							and Secretary




  APPENDIX A



		Financial Statements of
		The G&C Foundry Company


                      THE G & C FOUNDRY COMPANY
                Financial Statements for the Period
                       Ended March 10, 1996


THE G & C FOUNDRY COMPANY
TABLE OF CONTENTS
                                                                   Page
INDEPENDENT AUDITORS REPORT ON FINANCIAL STATEMENTS                  1

FINANCIAL STATEMENTS FOR THE PERIOD FROM FEBRUARY 27, 1995
 	TO MARCH 10, 1996:

 	Balance Sheet                                                     	2
 	Statement of Operations                                           	3
 	Statement of Stockholders Equity                                  	4
 	Statement of Cash Flows                                           	5
 	Notes to Financial Statements                                  	6-11


INDEPENDENT AUDITORS REPORT

To the Board of Directors and Stockholders
	of The G & C Foundry Company
Sandusky, Ohio

We have audited the accompanying balance sheet of The G & C Foundry Company (the Company) as of March 10, 1996 (close of business concurrent with the sale of the Company) and the related statements of operations, stockholders equity and cash flows for the period from February 27, 1995 to March 10, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at March 10, 1996, and the results of its operations and its cash flows for the period from February 27, 1995 to March 10, 1996 in conformity with generally accepted accounting principles.

As described in Note 9, the Company has been sold as of the close of business on March 10, 1996. The accompanying financial statements do not include any adjustments to the carrying basis of assets or liabilities which might be required as a result of the application of purchase accounting by the buyer.


/s/Deloitte & Touche LLP
April 19, 1996
Kansas City, Missouri



THE G & C FOUNDRY COMPANY

BALANCE SHEET
MARCH 10, 1996


ASSETS

CURRENT ASSETS:
  Cash	                                                  $  1,027,889
  Short-term investments	                                     750,000
  Accounts receivable	                                      1,790,772
  Inventories	                                              1,356,568
  Prepaid expenses	                                           107,308
  Deferred income taxes                             	         308,332

          Total current assets	                             5,340,869

  Property, plant and equipment, net	                       3,260,046
  Other assets	                                                99,355


TOTAL                                                 	  $  8,700,270


LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES:
  Accounts payable                                    	  $    465,163
  Accrued liabilities                      	                  702,799
  Current maturities of long-term obligations                 781,016

          Total current liabilities	                        1,948,978


LONG-TERM OBLIGATIONS	                                      1,743,332

ADDITIONAL PENSION LIABILITY	                                 110,549

DEFERRED INCOME TAXES                                          68,152

STOCKHOLDERS EQUITY:
  Common stock - $100 par value, 6,000 shares
    authorized,3,882 shares issued and outstanding            388,200

  Additional paid in capital	                                  13,250

  Deferred pension cost in excess of unrecognized
    prior service cost, net of related income tax effect	     (10,529)

  Retained earnings	                                        4,438,338

          Total stockholders equity	                        4,829,259

TOTAL                                                 	  $  8,700,270



THE G & C FOUNDRY COMPANY

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 27, 1995 TO MARCH 10, 1996

NET SALES	                                         $  14,499,859

COST OF GOODS SOLD	                                   10,592,608

GROSS PROFIT	                                          3,907,251

SELLING, GENERAL AND ADMINISTRATIVE	                   2,122,889

OPERATING INCOME	                                      1,784,362

OTHER INCOME (EXPENSES):
  Interest expense	                                      (20,084)
  Other miscellaneous income	                            121,917
  Change of control benefit expense	                  (2,000,000)

	                                                     (2,101,833)

LOSS BEFORE INCOME TAXES	                               (113,805)

INCOME TAX (BENEFIT) EXPENSE:
  Current 	                                              749,223
  Deferred	                                             (776,504)

	                                                        (27,281)

NET LOSS	                                           $    (86,524)

See notes to financial statements.


STATEMENT OF STOCKHOLDERS EQUITY
FOR THE PERIOD FROM FEBRUARY 27, 1995 TO MARCH 10, 1996



                                          						Minimum
	                        	Additional         	 	Pension	  Unrealized
			               Common	  Paid-In	  Retained  Liability	  Loss On
	               		Stock   	Capital	  Earnings	 Adjustment	  Market	   Total

BALANCE, FEBRUARY
  27,1995        $388,200  $13,250  $4,680,142  $(6,660)  $(11,452) $5,063,480

 Unrealized gain
   on market		                                              11,452      11,452

 Minimum pension
   liability
   adjustment		                         	        (3,869) 			           (3,869)

 Distributions to
   stockholders	           		       	 (155,280)          				        (155,280)

 Net loss	                	         		 (86,524)            	          (86,524)

BALANCE, MARCH
  10, 1996		     $388,200  $13,250  $4,438,338   $(10,529) $  	-    $4,829,259

See notes to financial statements.


THE G & C FOUNDRY COMPANY

STATEMENT OF CASH FLOWS
FOR THE PERIOD FEBRUARY 27, 1995 TO MARCH 10, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss	                                          $      (86,524)
  Adjustments to reconcile net loss to net
    cash from operating activities:
    Depreciation	                                            344,509
    Gain on disposal of capital assets	                       (1,500)
    Accrual of change of control benefit	                  2,000,000
    Deferred income taxes	                                  (776,504)
    Changes in assets and liabilities:
      Accounts receivable	                                   544,539
      Inventories	                                          (485,716)
      Other current assets	                                 (205,441)
      Accounts payable	                                      (41,551)
      Accrued liabilities	                                  (192,775)
      Other	                                                   6,532

          Cash from operating activities            	      1,105,569

CASH FLOWS FROM INVESTING ACTIVITIES:
  Sale of property, plant and equipment           	           85,363
  Purchase of property, plant and equipment	                (792,860)

          Cash used in investing activities	                (707,497)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term obligations	                         (90,099)
  Proceeds from borrowings	                                  300,000
  Distributions to stockholders	                            (155,280)

          Cash provided by financing activities   	           54,621

NET INCREASE IN CASH AND CASH EQUIVALENTS	                   452,693

CASH AND CASH EQUIVALENTS, Beginning of period	              575,196

CASH AND CASH EQUIVALENTS, End of period             	  $  1,027,889

CASH PAID DURING THE YEAR FOR:
  Interest	                                             $     20,205

  Income taxes	                                         $    846,143

See notes to financial statements.



THE G & C FOUNDRY COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 27, 1995 TO MARCH 10, 1996

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

   Nature of Operations - The G & C Foundry Company (the Company) is in the business of manufacturing and selling medium sized gray and ductile iron engineered castings. The Company designs, builds, markets and sells the iron castings, primarily in the United States.

   Accounting Period - The Company's fiscal year end is June 30. For purposes of the proposed business combination (see Note 9), a period from February 27, 1995 to March 10, 1996 was selected for financial reporting purposes.

   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

   Statement of Cash Flows - For purposes of cash flow reporting, cash and cash equivalents include cash on hand, amounts due from banks and temporary investments with maturities of 90 days or less at the date of purchase.

   Inventories - Inventories are valued at the lower of cost, determined by the first in, first out (FIFO) method or market.

   Property, Plant and Equipment - Major renewals and betterments are capitalized while replacements, maintenance and repairs which do not improve or extend life of the respective assets are charged to expense as incurred. Upon sale or retirement of assets, the cost and related accumulated depreciation applicable to such assets are removed from the accounts and any resulting gain or loss is reflected in operations. Property, Plant and Equipment is carried at cost less accumulated depreciation. Plant and Equipment is depreciated over the estimated useful lives of the asset using the straight-line method.

   Pensions - There is one pension plan for hourly employees and one for salaried employees. Charges to operations are based on information provided by the actuaries, and are deemed to be the appropriate expense provision for financial statement purposes. Both plans use group annuity contracts to provide retirement benefits.

   Income Taxes - Deferred income taxes are provided on temporary differences between the financial statements and tax basis of the Company's assets and liabilities in accordance with the liability method.

2.	INVENTORIES

     Raw materials	                            $     139,673
     Finished goods	                               1,059,197
     Manufacturing supplies	                         157,698

     Total inventory	                          $   1,356,568


3.	PROPERTY, PLANT AND EQUIPMENT



                                                  	Lives
                                                	(In Years)       		1996
      Land		                                             	    $     25,430
      Land improvements                  	           15		           37,891
      Buildings	                                     40  		      1,187,114
      Machinery and equipment	                       15  		      5,741,774
      Equipment - cleaning room	                     15  		        271,875
      Furniture and fixtures	                         7  		        273,666
      Vehicles	                                       3  		        186,811
      Equipment install			                                         115,806

      Total property, plant and equipment		               	      7,840,369

      Less accumulated depreciation			                           4,580,323

   Depreciation expense was $344,509 for the period ended March 10, 1996.

4.	ACCRUED LIABILITIES

     Vacation	                                         $   127,425
     Employee health care	                                 117,505
     Payroll	                                              114,686
     Workers compensation                                   86,124
     Other	                                                257,059

     Total accrued liabilities                      	  $   702,799


5.	LONG-TERM OBLIGATIONS

8.0%, Notes payable to financial institution,
due in monthly installments (including interest)
of $12,407, maturing December, 1997, collateralized
by land, building and equipment 	                        $     119,174

5.0%, Notes payable to a government agency, due
in monthly installments	(including interest) of
$6,173, maturing June, 1999, collateralized by land,
building and equipment	                                        105,174

6.5%, Notes payable to a government agency, due
in monthly installments	(including interest) of
$1,625, maturing December, 2005, collateralized by
land, building and equipment	                                   300,000

Obligations to former stockholders, due in annual
installments of $666,666,	through July 1998	                  2,000,000

		                                                            2,524,348
Less current maturities                                         781,016

Total long-term obligations                                $  1,743,332



Scheduled maturities:

  1997	                                                   $     781,016
  1998                                                	         805,528
  1999	                                                         728,418
  2000	                                                          39,520
  2001	                                                          30,307
  Thereafter	                                                   139,559

  Total scheduled maturities	                              $  2,524,348


6.	PENSIONS

The Company sponsors separate defined benefit pension plans to cover substantially all hourly and salaried employees. Employees are eligible to participate after one year of credited service with vesting after five years. Benefits for hourly employees are determined based on years of credited service multiplied by a benefit formula. Benefits for salaried employees are determined based on years of credited service and employee earnings.

Pension expense is presented below:

                                               	Hourly	        Salaried
  Service cost	                             $    18,469  	  $    44,761
  Interest costs	                                20,079  	       46,157
  Return on plan assets	                        (12,383) 	      (39,678)
  Amortization of other components	               7,500  	        8,500

	                                           $    33,665  	  $    59,740


The pension plans' assets are invested in the Guaranteed Stable Fund of The Mutual Life Insurance Company of New York and portfolios of stocks, bonds and mutual funds managed by Greenleaf Capital Management. A comparison of projected benefit obligation and plan assets at fair value as of June 30, 1995 is presented below:

                                                  	Hourly	      	Salaried
	                                              (Accumulated	  (Assets Exceed
                                                 	Benefits	    	Accumulated
                                              	Exceed Assets)  		Benefits)
Actuarial present value of:
  Vested benefit obligation	                 $    249,873  		  $   374,800

  Accumulated benefit obligation	            $    276,236  		  $   402,600

Projected benefit obligation              	  $    289,402  		  $   739,700

Plan assets at fair value	                        176,895 		       566,800

Projected benefit obligation in excess of
  plan assets	                                   (112,507) 		     (172,900)

Unrecognized prior service costs	                  23,400  	       176,100

Unrecognized net obligation	                       69,600 		       (46,800)

Unrecognized net loss                   	          30,715 	         53,400

Additional liability                      	      (110,549)             -

Prepaid (accrued) pension liability       	  $    (99,341) 		  $     9,800



The actuarial valuation was prepared assuming:


    Discount rate	                                  7.0 %	        	 7.0 %
    Expected return on plan assets 	                7.0 %	        	 7.0 %
    Rate of increase in compensation levels	         N/A	         	 4.0 %

In accordance with SFAS No. 87, the Company has recorded an additional pension liability for under funded plans of $110,549 at June 30, 1995, representing the excess of unfunded accumulated benefit obligations over previously recorded pension cost liabilities. A corresponding amount is recognized as an intangible asset except to the extent that these additional liabilities exceed related unrecognized prior service cost and net transition obligation, in which case the increase in liabilities is charged directly to stockholders' equity. For 1996, $17,549 of the excess minimum pension liability resulted in a charge to equity of $3,869, net of income taxes.

7.	INCOME TAXES

Deferred tax assets and liabilities which are included in the accompanying balance sheet are comprised of the following:

Deferred tax assets:
  Accrued employee health care	                       $    47,002
  Other	                                                   19,407
  Change in control payment	                              266,666
  Prepaid pension	                                        (24,743)

	                                                     $   308,332

Deferred tax liabilities:
  Depreciation	                                       $   481,630
  Deferred gain	                                          119,856
  Change in control payment	                             (533,334)

	                                                     $    68,152


The Company's effective tax rate was 35% for the period consisting of federal income tax of 34% and local taxes of 1%.

8.	FAIR VALUES OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value instruments is made in accordance with the requirements of SFAS No. 107, Disclosures About Fair Value of Financial Instruments. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Cash, Short-Term Investments, Accounts Receivable and Accounts Payable - The carrying amounts of these items are a reasonable estimate of their fair value.

Notes Payable and Current Maturities of Long-Term Debt - Based on the borrowing rates currently available to the Company for the loans with similar terms and maturities, the fair value approximates carrying value.

9.	SUBSEQUENT EVENT

On March 11, 1996, the stockholders of the Company sold all of the outstanding capital stock, consisting of 3,882 shares of common stock to Atchison Casting Corporation. An employment agreement between the Company and four of its employees and a change of control agreement with one of its employees provides for certain payments in the event of a change of control of the Company. As a result of the sale, the Company has recorded such change in control benefits in the amount of $2,000,000 in the accompanying financial statements. Such financial statements do not include any adjustments to the carrying basis of assets or liabilities which might be required as a result of the application of purchase accounting by the buyer.


  APPENDIX B



		Pro Forma Combined
		Financial Information

                        ATCHISON CASTING CORPORATION

                  PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the historical financial statements of Atchison Casting Corporation (the "Company"). These statements also show the unaudited pro forma information to give effect to the acquisition of The G&C Foundry Company ("G&C") which was acquired as of March 11, 1996. This acquisition was accounted for as a purchase. The accompanying unaudited pro forma combined balance sheet reflects this acquisition as if it occurred at December 31, 1995 and the unaudited pro forma combined statement of operations for the six-month period ended December 31, 1995 and for the year ended June 30, 1995 reflect the acquisition as if it occurred as of July 1, 1994. The unaudited pro forma combined financial statements are not necessarily indicative of the results of future operations.


                          ATCHISON CASTING CORPORATION
                         PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER  31, 1995
                                   (Unaudited)
                                   (thousands)

                                  Atchison                   Pro Forma
                                  Casting      G & C
                                Corporation   Foundry  Adjustments  Combined
ASSETS
Current assets:
  Cash and cash equivalents        $1,188     $1,364                  $2,552
  Accounts receivable              24,309      1,682                  25,991
  Insurance receivable                780        --                      780
  Inventories                      27,200      1,395                  28,595
  Deferred income taxes             2,933        --        $267 (3)    3,200
  Other current assets              1,954         77                   2,031

     Total current assets          58,364      4,518        267       63,149


Property, plant and equipment,net  64,277      3,315                  67,592
Intangible assets, net             14,382        --       5,317 (1)   19,699
Deferred charges, net                 244        --                      244
Other assets                        2,074        140                   2,214


Total                            $139,341     $7,973     $5,584     $152,898




LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Accounts payable                $10,863       $472       $119 (1)  $11,454
  Accrued expenses                 17,949        570                  18,519
  Current portion of long-term debt   -           92        (62)(1)       30


     Total current liabilities     28,812      1,134         57       30,003

Long-term obligations              35,816        147     12,087 (1)(2)48,050
Deferred income taxes               6,610        564       (533)(3)    6,641
Minority interest in subsidiaries     583        --                      583
Other long-term obligations         1,176        111                   1,287
Excess of acquired net assets
    over cost                       1,036        --                    1,036
Post-retirement obligation
    other than pension              5,078        --                    5,078

Stockholders' equity:
  Common stock                         55        388       (388)(1)       55
  Additional paid-in capital       41,966         13        (13)(1)   41,966
  Minimum pension liability adjust   (375        (10)                   (385)
  Accumulated foreign currency
    translation adjustments            21        --                       21
  Accumulated surplus (defecit)    18,563      5,626     (5,626)(1)   18,563

     Total stockholders' equity    60,230      6,017     (6,027)      60,220

Total                            $139,341     $7,973     $5,584     $152,898

              See Notes to Pro Forma Combined Financial Statements.



                        ATCHISON CASTING CORPORATION
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS


                  For the Six Months Ended December 31, 1995
                                (Unaudited)
                                (thousands)

                               Atchison                       Pro Forma
                               Casting         G & C
                              Corporation     Foundry   Adjustments  Combined

Net sales                      $77,670        $6,131                  $83,801

Cost of goods sold              67,069         4,516                   71,585

Gross profit                    10,601         1,615            0      12,216


Operating expenses:

  Selling, general and           7,063         1,023                    8,086
    administrative
  Amortization of intangibles      744                        106 (4)     850

  Other income                 (10,281)          (57)                 (10,338)

    Total operating expenses    (2,474)          966          106      (1,402)


Operating income                13,075           649         (106)     13,618

Interest expense                 1,272             9          528 (5)   1,809

Minority interest in net income
  of subsidiaries                   73           --                        73

Income before taxes             11,730           640         (634)     11,736

Income taxes                     4,553           222         (220) (6)  4,555

Net income                      $7,177          $418        ($414)     $7,181


Net income per common and
  equivalent shares              $1.30                                  $1.30

Weighted average number of
  common and equivalent
  shares outstanding:        5,515,374                              5,515,374

             See Notes to Pro Forma Combined Financial Statements.


                         ATCHISON CASTING CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 1995
                                 (Unaudited)
                                 (thousands)

                               Atchison                       Pro Forma
                                Casting        G & C
                              Corporation     Foundry   Adjustments  Combined

Net sales                      $141,579       $14,979                $156,558

Cost of goods sold              115,458        10,903                 126,361

Gross profit                     26,121         4,076                  30,197

Operating expenses:

  Selling, general and           13,058         2,006                  15,064
    administrative
  Amortization of intangibles     1,392                      213 (4)    1,605

  Other income                   (6,370)          (69)                 (6,439)

    Total operating expenses      8,080         1,937        213       10,230


Operating income                 18,041         2,139       (213)      19,967

Interest expense                  2,326            22        996 (5)    3,344

Minority interest in net income of
  subsidiaries                      280           --                      280

Income before taxes              15,435         2,117     (1,209)      16,343

Income taxes                      5,971           733       (370)(6)    6,334

Net income                       $9,464        $1,384      ($839)     $10,009


Net income per common and
  equivalent shares               $1.73                                 $1.83

Weighted average number of
  common and equivalent
  shares outstanding          5,477,881                             5,477,881


             See Notes to Pro Forma Combined Financial Statements.


                         ATCHISON CASTING CORPORATION

               NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS





  (1) To reflect the purchase of The G & C Foundry Company. The acquisition has been accounted for under the purchase method and, accordingly, the purchase price has been allocated to the assets acquired and the liabilities assumed based on their fair values. The excess of the purchase price above the fair value of the assets, approximately $5,317,000, has been assigned to goodwill and is being amortized over 25 years.


  (2) To record additional borrowings made to fund the acquisition.


  (3) To record a deferred tax asset relating to the assumption of $2,000,000 of change of control benefits that become payable over two years.


  (4) To record amortization of the Excess of Cost Over Net Assets Acquired over 25 years.


  (5) To record interest expense on the borrowings used to fund the acquisition, net of a reduction in interest expense to reflect the replacement of a portion of The G & C Foundry Company debt with the borrowings under the Company's credit facility.


  (6) To adjust income taxes as a result of the effects of the pro forma adjustments on income before taxes and to reflect income taxes on the pro forma combined income before taxes at the Company's combined federal and state statutory rates.



EXHIBIT INDEX



Exhibit
Number				Exhibit

   2		  		Stock Purchase Agreement dated as
		      		of February 28, 1996 by and among
			      	the stockholders of G&C, the
		      		Stockholders' Representative and the
		      		registrant (incorporated by reference to
			      	Exhibit 2 of the Company's Current
			      	Report on Form 8-K dated March 25, 1996.

   4.1				First Amendment dated as of March 8,
				      1996 to the Credit Agreement dated
				      July 29, 1994, among the registrant, the Banks party thereto and Harris Trust and Savings Bank, as Agent (incorporated by
		      		reference to Exhibit 4.1 of the Company's
       			Current Report on Form 8-K dated
			      	March 25, 1996).

   4.2				First Amendment dated as of March 8,
			      	1996 to the Note Purchase Agreement
			      	dated July 29, 1994, between the registrant and Teachers Insurance and Annuity Association of America (incorporated by reference to Exhibit 4.2 of the Company's Current Report on Form 8-K dated
			      	March 25, 1996).